SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 18, 2004
                                  ------------


                            SEROLOGICALS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


        Delaware                  0-26126                     58-2142225
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(State or Other Jurisdiction   (Commission File)           (IRS Employee
 of Incorporation)              Number)                     Identification No.)


          5655 Spalding Drive, Norcross, GA                30092
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      (Address of Principal Executive Offices)          (Zip Code)



                                 (678) 728-2000
                ------------------------------------------------
                         (Registrant's telephone number,
                              including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)








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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

The following Exhibit is filed or furnished as part of this Report to the extent described in Item 12.

Exhibit No.     Description of Exhibits
-----------     -----------------------

99.1           Press Release dated February 18, 2004.


Item 12. Results of Operations and Financial Condition

The information contained in this Item 12 is being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition," as directed by the Commission in Release No. 34-47583.

On February 18, 2004, (the "Company") issued a press release containing information about the Company's financial condition or results of operations for the quarterly period ended December 28, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          Serologicals Corporation
                                          ------------------------
                                          (Registrant)




Date:  February 18, 2004              By:  /s/ Harold W. Ingalls
                                          -------------------------
                                          Harold W. Ingalls,
                                          Vice President/Chief Financial Officer